UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TEXTRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85952-P44996-Z91949 *Please check the meeting materials for any special requirements for meeting attendance. TEXTRON INC. 40 WESTMINSTER STREET PROVIDENCE, RI 02903 2026 Annual Meeting Vote by April 28, 2026 11:59 PM ET. For shares held in a Plan, vote by April 26, 2026 11:59 PM ET. You invested in TEXTRON INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 29, 2026. Vote Virtually at the Meeting* April 29, 2026 11:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/TXT2026 Get informed before you vote View the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended January 3, 2026, including the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2026 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. TEXTRON INC.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85953-P44996-Z91949 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Richard F. Ambrose For 1b. Lisa M. Atherton For 1c. R. Kerry Clark For 1d. Scott C. Donnelly For 1e. Michael X. Garrett For 1f. Deborah Lee James For 1g. Thomas A. Kennedy For 1h. Cristina Méndez For 1i. Rob Mionis For 1j. Lionel L. Nowell III For 1k. Maria T. Zuber For 2. Ratification of appointment of independent registered public accounting firm. For 3. Approval of the advisory (non-binding) resolution to approve executive compensation. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.